UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2017 (September 27, 2017)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in BancorpSouth Inc.’s (the “Company”) Current Report on Form 8-K that was filed with the SEC on July 20, 2017, James R. Hodges, the Senior Executive Vice President and Chief Credit Officer of the Company and BancorpSouth Bank (the “Bank”), informed the Company of his intention to retire effective as of October 6, 2017 (the “Retirement Date”).

In connection with Mr. Hodges’s planned retirement, the Company, the Bank, and Mr. Hodges entered into a Retirement and Consulting Agreement, dated September 26, 2017 (the “Consulting Agreement”), and the Company and Mr. Hodges entered into an Amendment to Mr. Hodges’s Restricted Stock Agreement, dated September 26, 2017 (the “Amended Restricted Stock Agreement”).

Consulting Agreement

Under the Consulting Agreement, Mr. Hodges will provide consulting services after the Retirement Date in order to assist the Company in transitioning his duties to others. The consulting period will continue until October 31, 2020, subject to renewal. Mr. Hodges will spend no more than 32 hours per month as a consultant under the Agreement. The Company will pay $1,000 per month for his consulting services under the Agreement. Mr. Hodges will be restricted from competing with the Company or any of its affiliates or soliciting any customers or employees of the Company or its affiliates during the period that he serves as a consultant and for a period of two years thereafter.

The foregoing description of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and which is incorporated herein by reference in its entirety.

Amended Restricted Stock Agreement

The Amended Restricted Stock Agreement provides for, among other things, the following:

•	With respect to restricted stock awards previously granted to Mr. Hodges, the terms of Mr. Hodges’s Restricted Stock and Performance Share Awards (“Award Agreement”) are modified so that Mr. Hodge’s continued service under the Consulting Agreement shall be deemed employment under each Award Agreement.

•	With respect to the performance share awards previously granted to Mr. Hodges, the calculation of the shares that are earned under an Award Agreement shall be based on performance through October 6, 2017. No additional shares may be earned with respect to performance on or after October 7, 2017.

The foregoing description of the Amended Restricted Stock Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Restricted Stock Agreement, which is filed as Exhibit 10.2 to this Report and which is incorporated herein by reference in its entirety.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders of BancorpSouth, Inc. (the “Company”) was held on September 27, 2017 (the “Special Meeting”). At the Special Meeting the Company’s shareholders voted on a proposal to approve an Amended and Restated Agreement and Plan of Reorganization (the “Plan of Reorganization”), by and between the Company and BancorpSouth Bank (the “Bank”), dated as of August 15, 2017 (the “Reorganization Proposal”).

The Plan of Reorganization provides for the merger of the Company with and into the Bank, with the Company’s separate corporate existence ceasing and the Bank continuing as the surviving corporation (the “Reorganization”). The Plan of Reorganization, the Reorganization and the Reorganization Proposal are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission (the “SEC”) on August 29, 2017.

As of August 25, 2017, the record date for the Special Meeting, there were 91,031,213 shares of the Company’s common stock (“Common Stock”) that were issued and outstanding and entitled to be voted at the Special Meeting. A total of 71,748,737 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

The following are the final voting results for the Reorganization Proposal.

For	Against	Abstain
71,453,801	144,434	147,900

Accordingly, the Reorganization Proposal was approved by the Company’s shareholders as the votes cast “For” the Reorganization Proposal exceeded the sum of the votes cast “Against” the Reorganization Proposal plus all votes to “Abstain.”

Section 8 – Other Events

Item 8.01. Other Events.

The Company and the Bank currently anticipate receiving all required regulatory approvals from the Federal Deposit Insurance Corporation and the Mississippi Department of Banking and Consumer Finance and completing the Reorganization in the fourth quarter of 2017. The Company and the Bank, however, cannot guarantee that all of the closing conditions to the Reorganization will be satisfied or waived on or prior to such date or that the Reorganization will be completed in a timely manner or at all.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Retirement and Consulting Agreement, dated September 26, 2017, by and between BancorpSouth, Inc., BancorpSouth Bank and James R. Hodges

10.2	Amendment to Restricted Stock Agreement, dated September 26, 2017, by and between BancorpSouth, Inc. and James R. Hodges

Forward Looking Statements

Certain statements contained in this Report may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “anticipate,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the anticipated date of completion of the Reorganization. The Company cautions readers not to place undue reliance on the forward-looking statements contained in this Report, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of the Company and the Bank. These factors may include, but are not limited to, the ability of the Company and the Bank to close the Reorganization, the ability of the Company and the Bank to satisfy the conditions to the completion of the Reorganization, the ability of the Company and the Bank to meet expectations regarding the timing, completion and accounting and tax treatments of the Reorganization, the possibility that any of the anticipated benefits of the Reorganization will not be realized or will not be realized as expected, the failure of the Reorganization to close for any other reason, the effect of the announcement of the Reorganization on the Company’s operating results, the possibility that the Reorganization may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the inability to retrieve the Bank’s filings mandated by the Exchange Act from the SEC’s publicly-available website after the closing of the Reorganization, the impact of all other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and the other factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Forward-looking statements speak only as of the date of this Report, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy Freeman
Cathy S. Freeman Senior Executive Vice President and Chief Administrative Officer

Date: October 2, 2017